                                                                   Exhibit 10.63
                                                                  EXECUTION COPY


                            STOCK PURCHASE AGREEMENT


         AGREEMENT entered into as of June 14, 1999 by and among TA/Advent VIII, L.P., TA/Atlantic and Pacific IV, L.P., TA Executives Fund LLC and TA Investors LLC (each a "TA Investor," and collectively, as the "Buyer"), and the holders of the capital stock of Physicians' Specialty Corp., a Delaware corporation (the "Company"), listed on EXHIBIT A (the "Stockholders" and individually a "Stockholder").


                               W I T N E S S E T H
                               -------------------

         WHEREAS, the Stockholders own of record and beneficially, or will own as of the Closing (as hereinafter defined) the number of shares of common stock of the Company, par value $.001 per share, set forth on EXHIBIT A (said shares being referred to herein as the "Company Shares"); and

         WHEREAS, the Company and TA MergerCo, Inc., a Delaware corporation ("MergerCo"), have entered into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended from time to time, the "Merger Agreement"), which provides, upon the terms and subject to the conditions thereof, for the merger of MergerCo with and into the Company (the "Merger"), with the Company being the surviving corporation;

         WHEREAS, the Stockholders have entered into a Roll-over Agreement, dated as of the date hereof, which provides, upon the terms and subject to the conditions thereof, for the Stockholders to receive shares of common stock of the surviving corporation in the Merger in exchange for certain shares of Company common stock held by the Stockholders that are not set forth on EXHIBIT A hereto.

         WHEREAS, the Stockholders desire to sell all of the Company Shares to Buyer, and Buyer desires to acquire all of the Company Shares.

         NOW, THEREFORE, in order to consummate said purchase and sale and in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:


SECTION 1.   SALE OF SHARES AND PURCHASE PRICE.
-----------------------------------------------

         1.1 SALE AND TRANSFER OF COMPANY SHARES. In consideration of and in reliance upon the representations and warranties contained herein and subject to the terms and conditions of this Agreement, the Stockholders agree to sell, and Buyer agrees to purchase, at the Closing, the Company Shares, which purchase shall be allocated among the TA Investors as set forth in EXHIBIT

B attached hereto, as amended from time to time by agreement of each TA Investor. At the Closing, each Stockholder shall deliver or cause to be delivered to Buyer certificates representing all of the Company Shares owned by such Stockholder, as set forth in EXHIBIT A. Such stock certificates shall be duly endorsed in blank for transfer or shall be presented with stock powers duly executed in blank, with such signature guarantees and such other documents as may be reasonably required by Buyer to effect a valid transfer of such Company Shares by such Stockholder, free and clear of any and all liens, encumbrances, charges or claims. Each Stockholder by execution of this Agreement hereby appoints Buyer as his attorney-in-fact to effectuate transfer of the Company Shares at the Closing (as hereinafter defined).

         1.2 PURCHASE PRICE AND PAYMENT. In consideration of the sale by Stockholders to Buyer of the Company Shares and in reliance upon the representations and warranties of the Company and the Stockholders herein contained and made at the Closing and subject to the satisfaction of all of the conditions contained herein, Buyer agrees that at the Closing it will deliver to each Stockholder the amount specified in EXHIBIT A hereto by bank cashier check in Boston Clearing House Funds or by wire transfer of immediately available funds in accordance with the instructions set forth on EXHIBIT C hereto.

         1.3 THE CLOSING. Subject to the terms and conditions contained in this Agreement, the sale and purchase of the Company Shares hereunder (the "Closing") shall take place at the offices of Troutman Sanders LLP, NationsBank Plaza, 600 Peachtree Street, NE, Suite 5200, Atlanta, GA 30308-2216, at such time and on a date (the "Closing Date") to be specified by Buyer, which shall be no later than the second business day after satisfaction or waiver of all of the conditions set forth in Section 3 hereof, or at such other place or on such other date as is mutually agreeable to Buyer and the Stockholders.

         1.4 TRANSFER TAXES. All transfer taxes, fees and duties under applicable law incurred in connection with the sale and transfer of the Company Shares under this Agreement will be borne and paid by the Stockholders, and the Stockholders shall promptly reimburse the Company and Buyer for any such tax, fee or duty which any of them is required to pay under applicable law.


SECTION 2.   REPRESENTATIONS AND WARRANTIES.
--------------------------------------------

         2.1 REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS. As a material inducement to Buyer to enter into this Agreement and acquire the Company Shares, each Stockholder hereby represents and warrants as to himself or itself that, as of the date hereof and the Closing Date:

                  (a) OWNERSHIP. All of the Company Shares set forth opposite such Stockholder's name on EXHIBIT A attached hereto are owned of record and beneficially by such Stockholder as of the date hereof except as set forth on EXHIBIT A, or will be owned of record and beneficially by such Stockholder as of the Closing Date. Such Stockholder has, except as set forth on EXHIBIT A, and such Stockholder will have as of the Closing Date, good and marketable title to such Company Shares, free and clear of all security interests, claims, liens, pledges, options, encumbrances, charges, agreements, voting trusts, proxies and other arrangements or restrictions whatsoever ("ENCUMBRANCES"). At the Closing, such Stockholder shall transfer to Buyer good and marketable title to such Company Shares, free and clear of all Encumbrances.

                  (b) ENFORCEABILITY. This Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes a valid and legally binding obligation of such Stockholder, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and other laws affecting the enforcement of creditors' rights generally and by general principles of equity.

                  (c) NO CONFLICTS. The execution, delivery and performance of this Agreement by such Stockholder does not conflict with, violate or result in the breach of, or create any lien or encumbrance on his Company Shares pursuant to, any agreement, instrument, order, judgment, decree, law or governmental regulation to which such Stockholder is a party or is subject or by which his Company Shares are bound.

                  (d) INVESTMENT REPRESENTATION. Such Stockholder acknowledges that it has been provided access to all information requested by it in order to evaluate the merits and risks of the transactions contemplated by this Agreement. Such Stockholder has relied solely upon the advice of his, her or its own counsel, accountant and other advisors, with regard to the legal, investment, tax and other considerations regarding this Agreement and the transactions contemplated hereby.

         2.2 REPRESENTATIONS AND WARRANTIES OF BUYER. As a material inducement to the Stockholders to enter into this Agreement and contribute the Company Shares, Buyer hereby represents and warrants that, as of the date hereof and the Closing Date:

                  (a) ENFORCEABILITY. This Agreement has been duly authorized, executed and delivered by Buyer and constitutes a valid and legally binding obligation of Buyer, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and other laws affecting the enforcement of creditors' rights generally and by general principles of equity.

                  (b) NO CONFLICTS. The execution, delivery and performances of this Agreement by Buyer does not conflict with, violate or result in a breach of any agreement, instrument, order, judgement, decree, law or governmental regulation to which Buyer is a party or is subject.

                  (c) NO UNREGISTERED DISTRIBUTION. Buyer is purchasing the Company Shares for investment for Buyer's own account, without any view to the unregistered public distribution or public resale thereof, all without prejudice, however, to the right of Buyer at any time lawfully to sell or otherwise to dispose of all or any part of the Company Shares pursuant to registration, or an exemption therefrom, under the Act and applicable state securities laws.

                  (d) RESTRICTED SECURITIES. Buyer understands that the Company Shares it is purchasing are characterized as "restricted securities" under the federal securities laws and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances.

                  (e) INVESTOR SUITABILITY. Buyer represents and warrants that it is an accredited investor as defined in Rule 501 under the Securities Act of 1933, as amended, and has the capacity to evaluate the merits and risks of an investment in the Company Shares and is able to bear the economic risk of this investment. Buyer acknowledges that it has been provided access to all information requested by it in order to evaluate the merits and risks of an investment in the Company Shares.

                  (f) LEGENDS. It is understood that the certificates evidencing the Company Shares may bear one or all of the following legends:

                           (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

                           (b) Any legend required by applicable state laws.

SECTION 3.   CONDITIONS.
------------------------

         3.1 CONDITIONS TO STOCKHOLDERS' OBLIGATIONS. The obligation of the Stockholders to consummate the transactions contemplated hereby shall be subject to fulfillment or waiver, at or prior to the Closing Date, of the following conditions:

                  (a) the Stockholders shall have received from Buyer a certificate of Buyer, dated as of the Closing Date, to the effect that each condition to Buyer's obligation to consummate the Merger, as set forth in the Merger Agreement, has been satisfied and Buyer knows of no reason why the Merger will not be consummated immediately following the Closing; and

                  (b) the representations and warranties of Buyer herein shall be true and correct in all material respects as of the Closing Date.

         3.2 CONDITIONS TO BUYER'S OBLIGATIONS. The obligation of Buyer to consummate the transactions contemplated hereby shall be subject to fulfillment or waiver, at or prior to the Closing Date, of the following conditions:

                  (a) Buyer shall have received from Target a certificate of Target, dated as of the Closing Date, to the effect that each condition to Target's obligation to consummate the Merger, as set forth in the Merger Agreement, has been satisfied and Target knows of no reason why the Merger will not be consummated immediately following the Closing; and

                  (b) the representations and warranties of the Stockholders herein shall be true and correct in all material respects as of the Closing Date.


SECTION 4.   GENERAL PROVISIONS.
--------------------------------

         4.1 TRANSFEROR'S CERTIFICATE OF NON-FOREIGN STATUS. Prior to the Closing Date each Stockholder shall deliver to Buyer a "transferor's certificate of non-foreign status" as provided in the Treasury Regulations under Section 1445 of the Code in the form attached hereto as Exhibit D attached hereto.

         4.2 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

         4.3 FURTHER ASSURANCE. After the Closing, as and when requested by Buyer, the Stockholders shall, without further consideration, execute and deliver all such instruments of conveyance and transfer and shall take such further actions as Buyer may deem reasonably necessary or desirable in order to transfer the Company Shares to Buyer and to carry out fully the provisions and purposes of this Agreement.

         4.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

         4.5 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

         4.6 COMPLETE AGREEMENT. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

         4.7 COUNTERPARTS. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

         4.8 SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof or was otherwise breached. It is accordingly agreed that the parties shall be entitled to specific relief hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, in any state or federal court in the State of Delaware, in addition to any other remedy to which they may be entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived.

         4.9 CHOICE OF LAW/CONSENT TO JURISDICTION. All disputes, claims or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws. Each Stockholder and Buyer hereby irrevocably and unconditionally consents to submit to the sole and exclusive jurisdiction of the courts of the State of Delaware and of the United States located in the State of Delaware (the "DELAWARE COURTS") for any litigation arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Delaware Courts and agrees not to plead or claim in any Delaware Court that such litigation brought therein has been brought in any inconvenient forum. Each of the parties hereto agrees, (a) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party's agent for acceptance of legal process, and (b) that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service. Service made pursuant to (a) or (b) above shall have the same legal force and effect as if served upon such party personally within the State of Delaware. For purposes of implementing the parties' agreement to appoint and maintain an agent for service of process in the State of Delaware, each such party does hereby appoint CT Corporation, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801, as such agent.

         4.10 CONSTRUCTION. Whenever the context requires, each term stated in either the singular or the plural shall include the singular and the plural and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter. All references to Sections and Paragraphs refer to sections and paragraphs of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than limitation.

         4.11 AMENDMENT AND WAIVER. The provisions of this Agreement may be amended and waived only with the prior written consent of each of the parties hereto provided, however, that Buyer may in writing waive or consent to a modification of any provision of this Agreement with respect to any Stockholder without the agreement of any other party hereto, and provided, further, that EXHIBIT B may be amended by agreement of each TA Investor. Notwithstanding the foregoing sentence, the provisions of this Agreement may not be amended or waived in a manner that would adversely affect the rights of the Company hereunder without the prior written consent of the Company.

         4.12 THIRD PARTY BENEFICIARY. The Company is a third-party beneficiary of this Agreement and shall be entitled to enforce this Agreement against each of the Stockholders in the same manner as if it were a party hereto.

         4.13 NO AGREEMENT UNTIL EXECUTED. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding among the parties hereto unless and until (i) the Board of Directors of the Company has approved, for purposes of Section 203 of the Delaware General Corporation Law and any applicable provision of the Company's Certificate of Incorporation, the terms of the Merger, and (ii) this Agreement is executed by the parties hereto.

         4.14 EXCULPATION. No Stockholder shall have any liability or obligation whatsoever under or by reason of this Agreement because of a breach by any other Stockholder of its obligations, representations or warranties hereunder.

         4.15 TERMINATION. Notwithstanding anything in this Agreement to the contrary, this Agreement shall terminate upon the termination of the Merger Agreement pursuant to Section 9.1 thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement on the date first written above.

                              BUYER:
                              -----

                              TA/ADVENT VIII, L.P.

                              By: TA Associates VIII LLC, its General Partner

                                  By: TA Associates, Inc., its General Partner

                                  By: /s/ Richard Tadler
                                      -----------------------------------
                                      Richard Tadler
                                      Managing Director


                              TA/ATLANTIC AND PACIFIC IV, L.P.

                              By: TA Associates AP IV, L.P., its General Partner

                                  By: TA Associates, Inc., its General Partner

                                  By: /s/ Richard Tadler
                                      -----------------------------------
                                      Richard Tadler
                                      Managing Director


                              TA INVESTORS, LLC

                              By: TA Associates, Inc., its Manager

                                  By: /s/ Richard Tadler
                                      -----------------------------------
                                      Richard Tadler
                                      Managing Director


                              TA EXECUTIVES FUND, LLC

                              By: TA Associates, Inc., its Manager

                                  By: /s/ Richard Tadler
                                      -----------------------------------
                                      Richard Tadler
                                      Managing Director

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Ramie A. Tritt
                                      -----------------------------------
                                      Ramie A. Tritt, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Daniel M. Adams
                                      -----------------------------------
                                      Daniel M. Adams, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------

                                  ATLANTA HEAD & NECK, P.C.



                                  By: /s/ Albert A. Clairmont
                                      -----------------------------------
                                      Name: Albert A. Clairmont, M.D
                                      Title:

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Michael A. Avidano
                                      -----------------------------------
                                      Michael A. Avidano, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Sanjay Bhansali
                                      -----------------------------------
                                      Sanjay Bhansali, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Deborah M. Burton
                                      -----------------------------------
                                      Deborah M. Burton, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Willie J. Cornay
                                      -----------------------------------
                                      Willie J. Cornay, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Andrew J. Diamond
                                      -----------------------------------
                                      Andrew J. Diamond, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------

                                  EAR, NOSE & THROAT SPECIALISTS, P.C.



                                  By: /s/ Ronald A. Van Tuyl
                                      -----------------------------------
                                      Name: Ronald A. Van Tuyl, M.D.
                                      Title:

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Andrew R. Golde
                                      -----------------------------------
                                      Andrew R. Golde, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ David A. Goodman
                                      -----------------------------------
                                      David A. Goodman, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Nancy R. Griner
                                      -----------------------------------
                                      Nancy R. Griner, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Christopher B. Holloway
                                      -----------------------------------
                                      Christopher B. Holloway

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Keith R. Jackson
                                      -----------------------------------
                                      Keith R. Jackson, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Keith A. Kowal
                                      -----------------------------------
                                      Keith A. Kowal, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Samuel A. Mickelson
                                      -----------------------------------
                                      Samuel A. Mickelson, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Harold W. Moss
                                      -----------------------------------
                                      Harold W. Moss, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Thomas U. Muller
                                      -----------------------------------
                                      Thomas U. Muller, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Michael J. Pickford
                                      -----------------------------------
                                      Michael J. Pickford, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Michael F. Pratt
                                      -----------------------------------
                                      Michael F. Pratt, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Richard Rinehart
                                      -----------------------------------
                                      Richard Rinehart, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Burke P. Robinson
                                      -----------------------------------
                                      Burke P. Robinson, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Ted L. Rolander
                                      -----------------------------------
                                      Ted L. Rolander, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Marc H. Routman
                                      -----------------------------------
                                      Marc H. Routman, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ William S. Smith
                                      -----------------------------------
                                      William S. Smith, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Arthur J. Torsiglieri
                                      -----------------------------------
                                      Arthur J. Torsiglieri, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Ann K. White
                                      -----------------------------------
                                      Ann K. White, M.D.

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Gerald R. Benjamin
                                      -----------------------------------
                                      Gerald R. Benjamin

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Richard D. Ballard
                                      -----------------------------------
                                      Richard D. Ballard

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Lawrence P. Kraska
                                      -----------------------------------
                                      Lawrence P. Kraska

STOCKHOLDER SIGNATURE PAGE
--------------------------



                                      /s/ Robert A. Diprova
                                      -----------------------------------
                                      Robert A.  Diprova

STOCKHOLDER SIGNATURE PAGE
--------------------------



                              BOCK, BENJAMIN & CO. PARTNERS, L.P.

                              By: Bock, Benjamin & Co., its General Partner

                                  By: /s/ Gerald R. Benjamin
                                      -----------------------------------
                                      Gerald R. Benjamin
                                      Chief Executive Officer

                                    EXHIBIT A

                                                          Company Shares
                                                          --------------

Stockholder                          Beneficially Owned/purchased  Owned of Record        Purchase Price
-----------                          ----------------------------  ---------------        --------------
Daniel Adams, M.D                                106,488             106,488              $ 1,118,124.00
Atlanta Head & Neck-Clairmont                     16,190              16,190              $   169,995.00
Michael Avidano, M.D                              15,761              15,761              $   165,490.50
Sanjay Bhansali, M.D                              28,725              28,725              $   301,612.50
Deborah Burton, M.D                                5,000               5,000              $    52,500.00
William Cornay, M.D                               39,195              39,195              $   411,547.50
Andrew Diamond, M.D                                9,524               9,524              $   100,002.00
ENT Specialists- Van Tuyl                         11,490              11,490              $   120,645.00
Andrew Golde, M.D                                 17,185              17,185              $   180,442.50
David Goodman, M.D                                31,153              31,153              $   327,106.50
Nancy Griner, M.D                                 44,190              44,190              $   463,995.00
Christopher Holloway                               2,257               2,257              $    23,698.50
Keith Jackson, M.D                               128,431             128,431              $ 1,348,525.50
Keith Kowal, M.D                                  93,121              93,121              $   977,770.50
Sam Mickelson, M.D                                 5,591               5,591              $    58,705.50
Harold Moss, M.D                                  12,882              12,882              $   135,261.00
Thomas Muller, M.D                                36,339              36,339              $   381,559.50
Michael Pickford, M.D                            200,418             200,418              $ 2,104,389.00
Michael Pratt, M.D                                 5,770               5,770              $    60,585.00
Richard Rinehart, M.D                              7,932               7,932              $    83,286.00
Burke Robinson, M.D                                9,671               9,671              $   101,545.50
Ted Rolander, M.D                                 35,000              35,000              $   367,500.00
Marc Routman, M.D                                 42,142              42,142              $   442,491.00
William Smith, M.D                                19,048              19,048              $   200,004.00
Arthur Torsiglieri, M.D                           69,962              69,962              $   734,601.00
Ramie Tritt, M.D                                 396,001             380,953              $ 4,158,010.50
Ann White, M.D                                   103,101             103,101              $ 1,082,560.50
Bock, Benjamin & Co. Partners, L.P.              266,448             266,448              $ 2,797,704.00
Richard Ballard                                   41,843                   0              $   439,351.50
Gerald Benjamin                                   16,476                   0              $   172,998.00
Robert Diprova                                    34,081                   0              $   357,850.50
Larry Kraska                                      22,504                   0              $   236,292.00
                                               ---------           ---------              --------------

TOTALS                                         1,873,919           1,743,967              $19,676,149.50

                                   EXHIBIT B


TA Investor                         Percentage of Total Company Shares Purchased
-----------                         --------------------------------------------

TA/Advent VIII, L.P.                                    60%

TA/Atlantic and Pacific IV, L.P.                        38%

TA Executives Fund LLC                                   1%

TA Investors LLC                                         1%


                                   EXHIBIT C
                                   _________

WIRE INSTRUCTIONS


NAME:_________________________________________________________________________


BANK:_________________________________________________________________________


ACCOUNT NO.:__________________________________________________________________


ABA NO.:______________________________________________________________________


DDA NO.:______________________________________________________________________


REFERENCE:____________________________________________________________________

                                   EXHIBIT D
                            _______________________


                 TRANSFEROR'S CERTIFICATE OF NON-FOREIGN STATUS
                             Individual Transferor

                            _______________________

    Section 1445 of the Internal Revenue Code provides that a transferee (Buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. To inform the TA Investors that withholding of tax is not required upon my disposition of a U.S. real property interest, the undersigned hereby certifies the following:

1.  I am not a nonresident alien for purposes of U.S. income taxation;

2.  My U.S. taxpayer identifying number (Social Security number) is:

       __________________________; and

3.  My home address is:

                                        _______________________________________

                                        _______________________________________

    I understand that this certification may be disclosed to the Internal Revenue Service by the TA Investors and that any false statement I have made here could be punished by fine, imprisonment, or both.

    Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete.


Date:________________       Signed:     ______________________________________

                            Print Name: ______________________________________